WARRANT LIABILITIES	12 Months Ended
Dec. 31, 2023
Other Liabilities Disclosure [Abstract]
WARRANT LIABILITIES	WARRANT LIABILITIES
Warrant liabilities

Pursuant to the Merger Agreement with 10X Capital, the Company assumed warrants previously issued by 10X Capital consisting of 183,333 Private Placement Warrants and 335,417 Public Warrants, which were converted into warrants to purchase 518,750 Class A ordinary shares. The warrants to purchase 518,750 Class A Ordinary Shares gave the holder the right to purchase such shares at a fixed amount for a period of five years subject to the terms and conditions of the warrant agreement.

During September 2022, 2 Public Warrants were exercised at an exercise price of $345.00 per shares, for an aggregate of 2 shares of the Company's Class A ordinary shares. Total cash proceeds generated from Public Warrant exercises in September 2022 were insignificant.

On September 22, 2022, the Company completed a registered exchange offer of the Company's 518,750 outstanding warrants (“Warrant Exchange”). In connection therewith, the Company exchanged 434,445 warrants tendered for shares of the Company’s Class A ordinary shares at an exchange ratio of 6.00 shares for each warrant. As a result, at closing of the exchange, the Company was obligated to issue 86,890 Class A ordinary shares that were settled on October 4, 2022.

Additionally, the Company entered into Amendment No. 1 (the “Warrant Amendment”) to the Warrant Agreement, dated as of September 23, 2022. The Warrant Amendment provided the Company with the right to mandatorily exchange the Company’s remaining outstanding warrants for Class A ordinary shares, at an exchange ratio of 5.40 shares for each warrant. Simultaneously with the closing of the warrant exchange offer, the Company notified holders of the remaining 84,303 warrants that it would exercise its right to exchange the warrants for Class A ordinary shares, resulting in the Company’s obligation to issue 15,192 Class A ordinary shares that were issued on October 11, 2022.

The change in fair value of warrant liabilities was recorded through the date of exchange as change in fair value of warrant liabilities within the consolidated statements of comprehensive loss. Additionally, the fair value of the warrant liability as of the exchange date of $3,104 was reclassified to additional paid-in capital within the consolidated balance sheets as of December 31, 2022.

On December 3, 2023 and December 20, 2023 (the” Closing date”) the Company agreed to issue and sell Private Warrants to purchase up to an aggregate of 1,571,710 and 130,662, respectively, of the Company’s Class A Ordinary Shares at an exercise price of $4.42 and $5.74, respectively, per share (subject to adjustments).

The warrants to purchase 1,702,372 Class A Ordinary Shares gave the holder the right to purchase such shares at a fixed amount as described above for a period of five years subject to the terms and conditions of the warrant agreement.

The Company has concluded that the warrants are freestanding financial instruments that do not meet all the equity classification criteria pursuant to ASC 815-40 and therefore should be classified as liabilities measured at fair value through earnings. The change in fair value of warrant liabilities was recorded in fair value of warrant liabilities within the consolidated statements of comprehensive loss.